SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 31, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter) (Originator of the Wachovia Credit Card Master Trust)

   United States                   33-95714                      22-2716130
   United States                   33-99442-01                   22-2716130
  (State or other                 (Commission               (I.R.S. Employer
  Jurisdiction of                File Number)             Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359





                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)  Exhibits
         28.1  Monthly Servicer's Certificate - May 31, 1998
         28.2  Monthly Series 1995-1 Certificateholders' Statement - May 31,
               1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated: June 18, 1998                           By: /s/Donald K. Truslow
                                                   ----------------------------
                                               Name:  Donald K. Truslow
                                               Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                              Sequentially
Exhibit                                                                         Numbered
 Number                                     Exhibit                             Pages
 ------                                     -------                             -----
  28.1    Monthly Servicer's Certificate - May 31, 1998                          1-7
  28.2    Monthly Series 1995-1 Certificateholders' Statement - May 31, 1998     1-10

                              WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 1995-1
                          MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of Oct. 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                        Monthly Period:                         5/31/98
                        Transfer Date                           6/12/98
                        Distribution Date:                      6/15/98
                        Period                                  31
                             (Revolving =  0-48,
                             Controlled Accumulation = 49-60)
                        Julian Days in Current Period           31
                        Current LIBOR Rate                      5.6563%
                        Coupon Period                           5/15/98 -6/14/98




--------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETERS
Class A Initial Invested Amount                                                 $446,250,000.00
Class B Initial Invested Amount                                                  $26,250,000.00
Class C Initial Invested Amount                                                  $27,500,000.00
                                                                           --------------------
Total Initial Invested Amount                                                   $500,000,000.00

Cash Collateral Amount                                                           $10,000,000.00
Prior Month Credit Enhancer's Portion of CCA                                              $0.00
Prior Month Wachovia's Portion of CCA                                            $37,500,000.00
Increase in Wachovia's Portion of CCA                                                     $0.00
Current Month Credit Enhancer's Portion of CCA                                            $0.00
Excess Cash Over the Required Cash Collateral Amount                             $27,500,000.00
                                                                           --------------------
Amount on Deposit In Spread Account                                              $27,500,000.00

Class A Certificate Rate                               5/15/98 -6/14/98                  5.8263%
Class B Certificate Rate                               5/15/98 -6/14/98                  5.9313%
Class C Certificate Rate                               5/15/98 -6/14/98                  6.0563%
Class C Certificate Rate                               5/15/98 -6/14/98                  5.9063%
Servicing Fee Percentage                                                                 2.0000%
Discount Percentage                                                                      0.0000%
LIBOR Rate                                             5/15/98 -6/14/98                  5.6563%



I. RECEIVABLES IN THE TRUST

Beginning of the Period Principal Receivables                                 $1,770,305,572.71
Beginning of the Period Finance Charge Receivables                               $23,110,780.82
Beginning of the Period Discounted Receivables                                            $0.00
Beginning of the Period Total Receivables                                     $1,793,416,353.53

Removed Principal Receivables                                                             $0.00
Removed Finance Charge Receivables                                                        $0.00
Removed Total Receivables                                                                 $0.00

Additional Principal Receivables                                                          $0.00
Additional Finance Charge Receivables                                                     $0.00
Additional Total Receivables                                                              $0.00



End of Period Principal Receivables                                           $1,752,537,383.27
End of Period Finance Charge Receivables                                         $21,594,249.09
End of Period Discounted Receivables                                                      $0.00
End of Period Total Receivables                                               $1,774,131,632.36

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

Class A Initial Invested Amount                                                 $446,250,000.00
Class B Initial Invested Amount                                                  $26,250,000.00
Class C Initial Invested Amount                                                  $27,500,000.00
Total Initial Invested Amount                                                   $500,000,000.00

Class A Invested Amount                                                         $446,250,000.00
Class B Invested Amount                                                          $26,250,000.00
Class C Invested Amount                                                          $27,500,000.00
Total Invested Amount                                                           $500,000,000.00

Adjusted Investor Interest                                                      $500,000,000.00

Floating Allocation Percentage                                                          28.2437%
Class A Floating Allocation Percentage                                                  89.2500%
Class B Floating Allocation Percentage                                                   5.2500%
Class C Floating Allocation Percentage                                                   5.5000%

Principal Allocation Percentage                                                         28.2437%
Class A Principal Allocation Percentage                                                 89.2500%
Class B Principal Allocation Percentage                                                  5.2500%
Class C Principal Allocation Percentage                                                  5.5000%

Total Servicing Fee                                                                 $833,333.33

Investor Defaulted Amount                                                         $1,888,856.43


III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT

Beginning Seller's Interest                                                   $1,270,305,572.71
Ending Seller's Interest                                                      $1,252,537,383.27
Required Seller's Interest                                                       $88,769,567.11
Current Month Deposit into Excess Funding Account                                         $0.00
Amount on deposit in Excess Funding Account                                               $0.00

IV. PERFORMANCE SUMMARY

COLLECTIONS:
Collections of Principal Receivables                                            $165,705,067.73
Collections of Finance Charge Receivables                                        $23,110,780.82
Collections of Interchange                                                          $536,067.70
       Servicer Interchange                                                         $416,666.67
       Net Interchange                                                              $119,401.03
Collections of Recoveries                                                           $692,802.23
Total Finance Charge Collections                                                 $24,339,650.75
Total Payment Collections                                                       $188,815,848.55
Total Collections                                                               $190,044,718.48

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                     $19,701,142.71
          60 days delinquent                                                      $9,653,453.75
          90 days delinquent                                                      $6,953,652.87
          120 + days delinquent                                                   $5,275,092.15

          Total 30 + days delinquent                                             $41,583,341.48


Gross Charge-Offs during the month                                                $6,687,706.13
Recoveries during the month                                                         $692,802.23
Net Charge-Offs during the month                                                  $5,994,903.90

Defaulted Amount (excluding recoveries)                                           $6,687,706.13

                                                            # of Accounts            Amount
                                                            -------------            ------
Total amount/number of Accounts in Trust (at end of month)     973,878        $1,774,131,632.36


V. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

* Note:  Interest for Class A, B, and C are calculated by the following  method:
(Julian days of 1st period divided by 360 x applicable certificate rate x class invested amount) (Julian days of 2nd period divided by 360 x applicable certificate rate x class invested amount) with the two amounts being added together

Available Series 1995-1 Finance Charge Collections                                $6,842,416.37

Class A Available Finance Charge Collections                                      $6,106,856.61

Class A Interest                                                                  $2,238,857.94
Class A Deficiency Amount                                                                 $0.00
Class A Additional Interest                                                               $0.00
Class A Investor Defaulted Amount                                                 $1,685,804.36

Class A Servicing Fee [if Wachovia]                                                 $371,875.00
Accrued and Unpaid Class A Servicing Fee                                                  $0.00
Servicing Fee [if not Wachovia]                                                           $0.00

Excess Spread Class A                                                             $1,810,319.31

Class B Available Finance Charge Collections                                        $359,226.86

Class B Interest                                                                    $134,070.96
Class B Deficiency Amount                                                                 $0.00
Class B Additional Interest                                                               $0.00

Class B Servicing Fee [if Wachovia]                                                  $21,875.00
Accrued and Unpaid Class B Servicing Fee                                                  $0.00
Servicing Fee [if not Wachovia]                                                           $0.00

Excess Spread Class B                                                               $203,280.90

Class C Available Finance Charge Collections                                        $376,332.90

Servicing Fee [if not Wachovia]                                                           $0.00

Excess Spread Class C                                                               $376,332.90

Total Excess Finance Charge Collections                                           $2,389,933.11

Class A Required Amount                                                                   $0.00

Class A Investor Charge-off Reimbursement                                                 $0.00

Class B Required Amount                                                                   $0.00

Unpaid Class B Interest                                                                   $0.00

Class C Interest                                                                    $139,863.28
Class C Deficiency Amount                                                                 $0.00
Class C Additional Interest                                                               $0.00


Class C Interest per $1,000 original principal certificate amount
Class C Accrued and unpaid collateral interest                                            $0.00

Class B Investor Defaulted Amount                                                    $99,164.96

Class C Servicing Fee [if Wachovia]                                                  $22,916.67

Class C Investor Defaulted Amount                                                   $103,887.10

Class C Investor Charge-Off Reimbursement                                                    $0

Cash Collateral Requirement                                                                  $0

Loan Agreement Interest Due                                                               $0.00

Shared Excess Finance Charge Collections                                          $2,024,101.10

VI.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Rate, Class B Rate, and Class C Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

Base Rate (current month)                                                                8.0307%
Base Rate (prior month)                                                                  7.8362%
Base Rate (2 months ago)                                                                 7.8674%

3 Month Average Base Rate                                                                7.9114%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/ total invested amount)

Portfolio Yield (current month)                                                         12.8885%
Portfolio Yield (prior month)                                                           12.5496%
Portfolio Yield (2 months ago)                                                          11.9332%
3 Month Average Portfolio Yield                                                         12.4571%
Portfolio Adjusted Yield                                                                 4.0457%

VII.  PORTFOLIO PERFORMANCE RATES

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))          4.4748%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month))     4.5333%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))      10.5283%
Gross Yield (annualized)                                                                17.4218%
Portfolio Yield (3 month average)                                                       12.4571%
Base Rate (3 month average)                                                              7.9114%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)       4.8578%





VIII.  PRINCIPAL COLLECTIONS

Class A Principal Allocation Percentage                                                 89.2500%
Class A Monthly Principal                                                        $41,770,125.80
Class B Principal Allocation Percentage                                                  5.2500%
Class B Monthly Principal                                                         $2,457,066.22
Class C Principal Allocation Percentage                                                  5.5000%
Class C Monthly Principal                                                         $2,574,069.38

Total Monthly Principal                                                          $46,801,261.40

Reallocated Principal Collections                                                         $0.00
Shared Principal Collections allocable from other Series                                  $0.00

IX.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                               $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount              $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                         $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                             $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                    $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                               $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount              $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                         $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                             $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                    $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                               $0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount              $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                         $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                             $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                    $0.00

Current Month Required Draw Amount                                                         $0.00


X.  AMORTIZATION

Current Monthly Amount deposited in Principal Funding Account                              $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month            $0.00
Current Month Accumulation Shortfall                                                       $0.00
Current Month Principal Funding Account Investment Proceeds                                $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account               $0.00
Cumulative Reserve Account Amount                                                          $0.00
Required Reserve Account Draw Amount                                                       $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account        $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                 $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                               $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                 $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                               $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                                 $0.00
Class C Principal Payments per $1,000 original principal certificate amount
Total Class C Principal Paid                                                               $0.00

Principal Paid to Transferor Certficateholder                                              $0.00

                        The First National Bank of Atlanta, as Servicer
                        Date:

                        By:
                        Name:  Cecile K. Bazaz
                        Title:  Senior Vice President

               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

               ---------------------------------------------------
                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of June 15, 1998 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)


         1.     The amount of the current monthly distribution in respect of
                Class A Monthly Principal                                                         $0.00

         2.     The amount of the currently monthly distribution in respect of
                Class B Monthly Principal                                                         $0.00

         3.     The amount of the currently monthly distribution in respect of
                Collateral Monthly Principal                                                      $0.00

         4.     The amount of the currently  monthly  distribution in respect of
                Class A Monthly Interest                                                          $5.02

         5.     The amount of the currently monthly distribution in respect of
                Class A Deficiency Amounts                                                        $0.00

         6.     The amount of the currently monthly distribution in respect of
                Class A Additional Interest                                                       $0.00

         7.     The amount of the currently monthly distribution in respect of
                Class B Monthly Interest                                                          $5.11

         8.     The amount of the currently  monthly  distribution in respect of
                Class B Deficiency Amounts                                                        $0.00

         9.     The amount of the currently  monthly  distribution in respect of
                Class B Additional Interest                                                       $0.00

         10.    The amount of the currently  monthly  distribution in respect of
                Collateral Monthly Interest                                                       $5.09

         11.    The amount of the currently  monthly  distribution in respect of any accrued and unpaid Collateral
                Monthly Interest                                                                  $0.00


E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables

                (a)    The  aggregate   amount  of   Collections   of  Principal
                       Receivables  processed  during the related Monthly Period
                       which were allocated in respect
                       of the Class A Certificates                                       $41,770,125.80

                (b)    The  aggregate   amount  of   Collections   of  Principal
                       Receivables  processed  during the related Monthly Period
                       which were allocated in respect
                       of the Class B Certificates                                        $2,457,066.22

                (c)    The  aggregate   amount  of   Collections   of  Principal
                       Receivables  processed  during the related Monthly Period
                       which are allocated in respect
                       of the Collateral Interest                                         $2,574,069.38



         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of Principal Receivables in the
                       Trust as of the end of the day on the last day of the
                       related Monthly Period                                         $1,752,537,383.27

                (b)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented by the Investor  Interest of Series 1995-1 as
                       of the end of the day on the last day of the related
                       Monthly Period                                                   $500,000,000.00

                (c)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented  by  the  Series  1995-1  Adjusted   Investor
                       Interest as of the end of the day on the last day of
                       the related Monthly Period                                       $500,000,000.00

                (d)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented  by the Class A Investor  Interest  as of the
                       end of the day on the last day of
                       the related Monthly Period                                       $446,250,000.00

                (e)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented by the Class A Adjusted  Investor Interest as
                       of the end of day on the last day
                       of the related Monthly Period                                    $446,250,000.00

                (f)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented  by the Class B Investor  Interest  as of the
                       end of the day on the last day
                       of the related Monthly Period                                     $26,250,000.00

                (g)    The  amount  of  Principal   Receivables   in  the  Trust
                       represented by the  Collateral  Interest as of the end of
                       the date on the last day of the
                       related Monthly Period                                            $27,500,000.00

                (h)    The Floating Investor Percentage with respect to the
                       related Monthly Period                                                   28.2437%

                (i)    The Class A Floating Allocation with respect to the
                       related Monthly Period                                                   89.2500%

                (j)    The class B Floating Allocation with respect to the
                       related Monthly Period                                                    5.2500%

                (k)    The Collateral Floating Allocation with respect to the
                       related Monthly Period                                                    5.5000%

                (l)    The Fixed Investor Percentage with respect to the related
                       Monthly Period                                                           28.2437%

                (m)    The Class A Fixed Allocation with respect to the related
                       Monthly Period                                                           89.2500%

                (n)    The Class B Fixed Allocation with respect to the related
                       Monthly Period                                                            5.2500%

                (o)    The Collateral Fixed Allocation with respect to the
                       related Monthly Period                                                    5.5000%



         3.     Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                               Aggregate        Percentage
                                                Account           of Total
                                                Balance        Receivables
                                                -------        -----------

                (a)    30 - 59 days:        $19,701,142.71        1.1105%
                                            ---------------
                (b)    60 - 89 days:         $9,653,453.75        0.5441%
                                             --------------
                (c)    90 - or more days:   $12,228,745.02        0.6893%
                                            ---------------
                                   Total:   $41,583,341.48        2.3439%
                                            ---------------

         4.     Investor Default Amount

                (a)    The Aggregate Investor Default Amount for the related
                       Monthly Period                                                     $1,888,856.43

                (b)    The Class A Investor Default Amount for the related
                       Monthly Period                                                     $1,685,804.36

                (c)    The Class B Investor Default Amount for the related
                       Monthly Period                                                        $99,164.96

                (d)    The Collateral Default Amount for the related Monthly
                       Period                                                               $103,887.10

         5.     Investor Charge Offs

                (a)    The aggregate amount of Class A Investor Charge-Offs for
                       the related Monthly Period                                                 $0.00

                (b)    The aggregate amount of Class A Investor  Charge-Offs set
                       forth in 5 (a) above per $1,000 of original Certificate
                       principal amount                                                           $0.00

                (c)    The aggregate amount of Class B Investor  Charge-Offs for
                       the related Monthly Period                                                 $0.00



                (d)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (c) above per $1,000 of original certificate
                       principal amount                                                           $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the
                       related Monthly Period                                                     $0.00

                (f)    The aggregate amount of Collateral  Charge-Offs set forth
                       in  5  (e)  above  per  $1,000  of  original  certificate
                       principal
                       amount                                                                     $0.00

                (g)    The  aggregate  amount  of Class A  Investor  Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                           $0.00

                (h)    The aggregate amount of Class A Investor  Charge-Offs set
                       forth in 5 (g)  above  per  $1,000  original  certificate
                       principal   amount   reimbursed   on  the  Transfer  Date
                       immediately preceding this
                       Distribution Date                                                          $0.00

                (i)    The  aggregate  amount  of Class B  Investor  Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                           $0.00

                (j)    The aggregate amount of Class B Investor  Charge-Offs set
                       forth in 5 (i)  above  per  $1,000  original  certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                               $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this
                       Distribution Date                                                          $0.00



                (l)    The aggregate amount of Collateral  Charge-Offs set forth
                       in 5(k) above per $1,000 original  certificate  principal
                       amount   reimbursed  on  the  Transfer  Date  immediately
                       preceding Distribution Date                                                $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A

                       Servicing Fee payable by the Trust to the Servicer for
                       the related Monthly Period                                           $371,875.00

                (b)    The amount of the Class B  Servicing  Fee  payable by the
                       Trust to the Servicer for the related Monthly Period                  $21,875.00

                (c)    The  amount  of the  Collateral  Interest  Servicing  Fee
                       payable by the Trust to the Servicer for
                       the related Monthly Period                                            $22,916.67

         7.     Reallocations

                (a)    The amount of Reallocated Collateral Principal
                       Collections with respect to this Distribution Date                         $0.00

                (b)    The amount of Reallocated  Class B Principal  Collections
                       with respect to this Distribution Date                                     $0.00

                (c)    The Collateral Interest as of the close of business on
                       this Distribution Date                                            $27,500,000.00

                (d)    The Class B Investor Interest as of the close of business
                       on this Distribution Date                                         $26,250,000.00



         8.     Collection of Finance Charge Receivables

                (a)    The aggregate  amount of  Collections  of Finance  Charge
                       Receivables  processed  during the related Monthly Period
                       which were allocated in respect of the
                       Class A Certificate                                                $6,106,856.61

                (b)    The aggregate  amount of  Collections  of Finance  Charge
                       Receivables  processed  during the related Monthly Period
                       which were allocated in respect of
                       the Class B Certificates                                             $359,226.86

                (c)    The aggregate  amount of  Collections  of Finance  Charge
                       Receivables  processed  during the related Monthly Period
                       which were allocated in respect of
                       the Collateral Interest                                              $376,332.90

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in the Principal Funding
                        Account on the related Transfer Date                                      $0.00

                (b)    The Accumulation Shortfall with respect to the related
                       Monthly Period                                                             $0.00

                (c)    The Principal Funding Investment Proceeds deposited
                       in the Finance Charge Account on the related Transfer Date                 $0.00

                (d)    The  amount of all or the  portion  of the  Reserve  Draw
                       Amount  deposited  in the Finance  Charge  Account on the
                       related Transfer Date from
                       the Reserve Account                                                        $0.00

         10.    Reserve Draw Amount                                                               $0.00

         11.    Cash Collateral Account

                (a)    The  principal  amount on deposit in the Cash  Collateral
                       Account  on the  related  Transfer  Date  (before  giving
                       effect to any deposits or
                       withdrawals                                                       $10,000,000.00

                (b)    The Required Draw Amount on the related Transfer Date                      $0.00

                (c)    The  principal  amount on deposit in the Cash  Collateral
                       Account on the related Transfer Date (after giving effect
                       to any deposits or
                       withdrawals)                                                      $10,000,000.00

                (d)    The Required Cash Collateral  Amount (after giving effect
                       to any deposits, withdrawals, or payments)                        $10,000,000.00

         12.    Available Funds

                (a)    The amount of Class A Available Funds on deposit
                       in the Finance Charge Account on the related Transfer Date         $6,106,856.61

                (b)    The amount of Class B Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                  $359,226.86

                (c)    The amount of Collateral Available Funds on deposit in
                       the Finance Charge Account on the related Transfer Date              $376,332.90

         13.    Portfolio Yield

                (a)    The portfolio yield for the related Monthly Period                       12.8885%

                (b)    The Portfolio Adjusted Yield for the related Monthly Period               4.0457%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period ending on this Distribution Date                   5.6563%
                5/15/98 - 6/15/98

         The First National Bank
         of Atlanta
         Servicer
                                                By:______________________
                                                   Name:  Cecile K. Bazaz
                                                   Title:  Senior Vice President